ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES
Trade payables	$ 573	$ 765	$ 426
Salary and welfare payable	1,432	1,562	1,454
Accrued expenses	1,054	358	816
Other tax payable	315	310	284
Others	296	309	440
Total accrued expenses and other current liabilities	$ 3,670	$ 3,304	$ 3,420